SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED AGREEMENT (this “Second Amendment”) is entered into as of November 4, 2008, among QUEST RESOURCE CORPORATION, a Nevada corporation (the “Borrower”), the Guarantors listed on the signature pages hereto, ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively), and as the Lender.

Reference is made to the Amended and Restated Credit Agreement dated as of July 11, 2008 among Borrower, the Administrative Agent, the Collateral Agent and the Lender, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 24, 2008 (as amended, the “Credit Agreement”). Unless otherwise defined in this Second Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all section, exhibit and schedule references herein are to sections, exhibits and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Second Amendment.

RECITALS

A.      To clarify that the Additional Term Loan Commitment will be reduced to the extent the Borrower retains Net Cash Proceeds from Dispositions, the Borrower, Administrative Agent and Lender desire to enter into this Second Amendment.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1.    Amendments. Effective as of the Second Amendment Effective Date (hereinafter defined), the Credit Agreement is amended as follows:

1.1	Definitions. Section 1.01 of the Credit Agreement is amended as follows:
(a)	The following definitions are amended in their entirety to read as follows:

“Agreement means this Amended and Restated Credit Agreement as amended by the First Amendment to Credit Agreement and Second Amendment to Credit Agreement.”

(b)      The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:

“Second Amendment Effective Date means November 4, 2008.”

“Second Amendment to Credit Agreement means that certain Second Amendment to Amended and Restated Agreement dated as of November 4, 2008, among the Borrower, Royal Bank of Canada, as Administrative Agent, Collateral Agent and as the Lender.”

1.2       Section 2.05. Section 2.05 of the Credit Agreement is amended to add a new sentence at the beginning thereof to read in its entirety as follows:

“The Additional Term Loan Commitment shall be reduced dollar for dollar for each dollar retained by the Borrower from Net Cash Proceeds of Dispositions pursuant to Section 2.04(c)(i).”

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Paragraph 2.    Effective Date. This Second Amendment shall not become effective until the date (such date, the “Second Amendment Effective Date”) the Administrative Agent receives this Second Amendment, executed by the Borrower, the Guarantors, the Administrative Agent and the Lender;

Paragraph 3.    Acknowledgment and Ratification. The Borrower and the Guarantors each (i) consent to the agreements in this Second Amendment and (ii) agree and acknowledge that the execution, delivery, and performance of this Second Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, as amended and waived hereby, and all rights thereunder are hereby ratified and confirmed.

Paragraph 4.    Representations. The Borrower and the Guarantors each represent and warrant to the Administrative Agent and the Lender that as of the Second Amendment Effective Date and after giving effect to the waivers and amendments set forth in this Second Amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.

Paragraph 5.    Expenses. The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Second Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Second Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.

Paragraph 6.	Miscellaneous.

(a)        This Second Amendment is a “Loan Document” referred to in the Credit Agreement. The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Second Amendment by reference. Unless stated otherwise (i) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (ii) headings and captions may not be construed in interpreting provisions, (iii) this Second Amendment must be construed, and its performance enforced, under New York law and applicable federal law, (iv) if any part of this Second Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (v) this Second Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

Paragraph 7.    ENTIRE AGREEMENT. THIS SECOND AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 8.    Parties. This Second Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Lender, and their respective successors and assigns.

Paragraph 9.    Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Second Amendment.

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Paragraph 10.  Release. As additional consideration for the execution, delivery and performance of this Second Amendment by the parties hereto and to induce the Administrative Agent, the Collateral Agent and the Lender to enter into this Second Amendment, the Borrower warrants and represents to the Administrative Agent, the Collateral Agent and the Lender that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, the Collateral Agent and the Lender or any defense to (i) the payment of Obligations under the Term Notes and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Term Notes and/or the Loan Documents. In the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES Administrative Agent, the Collateral Agent and the Lender, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.

The parties hereto have executed this Second Amendment in multiple counterparts to be effective as of the Second Amendment Effective Date.

Remainder of Page Intentionally Blank

Signature Pages to Follow.

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            IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the Second Amendment Effective Date.

BORROWERS:

QUEST RESOURCE CORPORATION,
as Borrower

By:	/s/ David Lawler
David Lawler,
President

The undersigned, as the Guarantors referred to in the Credit Agreement, as amended and restated by this Second Amendment, hereby consent to this Second Amendment and hereby confirm and agree that (i) the Loan Documents (which specifically includes the Guaranty executed by each Guarantor and each Security Agreement and Mortgage executed by each Guarantor) in effect on the date hereof to which each are a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the Second Amendment Effective Date, all references in such Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Second Amendment, and (ii) such Loan Documents consisting of Guaranties, Security Agreements, Mortgages, and assignments and all of the collateral described therein do, and shall continue to, secure the payment by the Borrower of the Obligations under the Credit Agreement.

GUARANTORS:

QUEST OIL & GAS, LLC,
as a Guarantor

By:	/s/ David Lawler
David Lawler,
President

QUEST ENERGY SERVICE, LLC,
as a Guarantor

By:	/s/ David Lawler
David Lawler,
President

Signature Page 1

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QUEST EASTERN RESOURCE, LLC,
as a Guarantor

By:	/s/ David Lawler
David Lawler,
President

QUEST MERGERSUB, INC.
as a Guarantor

By:	/s/ David Lawler
David Lawler,
President

Signature Page 2

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ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By:	/s/ Susan Khokher
Name:	Susan Khokher
Title:	Manager, Agency

Signature Page 3

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L/C ISSUER AND LENDER:

ROYAL BANK OF CANADA, as a Lender
and L/C Issuer

By:	/s/ Jason York
Jason York
Authorized Signatory

Signature Page 4

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